UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 23, 2012
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RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 500-3726
Not Applicable
(Former name or former address, if changed since last report)
____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 23, 2012, we issued a press release reporting our financial results for the three and nine months ended September 30, 2012 (the “Press Release”). We also hosted a conference call and webcast on October 23, 2012 during which we made a presentation on our financial results for the three and nine months ended September 30, 2012 (the “Presentation”). The Press Release and the Presentation are available in the Investors area of our website at http://investors.ryder.com.
The Press Release and Presentation include information regarding comparable earnings from continuing operations and comparable earnings per share from continuing operations for both third quarter and year to date 2012, which are non-GAAP financial measures as defined by SEC regulations. We believe that these non-GAAP financial measures provide useful information to investors, and allow for better year-over-year comparison, as the measures exclude from our GAAP net earnings from continuing operations and earnings per share from continuing operations, as applicable, (i) third quarter 2012 and year to date 2011 acquisition-related transaction costs, (ii) 2012 tax benefits, (iii) a third quarter 2011 income tax benefit from prior year acquisition-related transaction costs, (iv) third quarter 2012 and year to date 2011 charges related to tax law changes, and (v) 2012 and 2011 restructuring charges, which are not representative of our ongoing business operations.
Additional information regarding non-GAAP financial measures can be found in the Press Release, the Presentation and our reports filed with the SEC.
The information in this Report, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference to such filing.
Item 9.01(d) Exhibits
The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit 99.1	Press Release, dated October 23, 2012, relating to Ryder System, Inc.’s financial results for the three and nine months ended September 30, 2012.
Exhibit 99.2	Presentation prepared for a conference call and webcast held on October 23, 2012, relating to Ryder System, Inc.’s financial results for the three and nine months ended September 30, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYDER SYSTEM, INC.
(Registrant)

Date: October 23, 2012	By:	/s/ ART A. GARCIA
Art A. Garcia,
Executive Vice President and
Chief Financial Officer